QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 18, 2003

STEWART & STEVENSON SERVICES, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-8493 (Commission File Number)	74-1051605 (I.R.S. Employer Identification No.)
2707 North Loop West Houston, Texas (Address of principal executive offices)		77008 (Zip code)

Registrant's telephone number, including area code: (713) 868-7700

Item 7.    Exhibits.

Exhibit 99.1	Company Press Release dated March 17, 2003, titled "Stewart & Stevenson Announces Fiscal 2002 Fourth Quarter Earnings Release and Conference Call Schedule".

Item 9.    Regulation FD Disclosure.

        On March 17, 2003, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

STEWART & STEVENSON SERVICES, INC.
Date: March 18, 2003	By:	/s/ JOHN B. SIMMONS Name: John B. Simmons Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1
Company Press Release dated March 17, 2003, titled Stewart & Stevenson Announces Fiscal 2002 Fourth Quarter Earnings Release and Conference Call Schedule.

QuickLinks

  Item 7. Exhibits.
  Item 9. Regulation FD Disclosure.
  SIGNATURES
  EXHIBIT INDEX